UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the FTI Consulting, Inc. Incentive Compensation Plan

On October 25, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of FTI Consulting, Inc. approved the FTI Consulting, Inc. Incentive Compensation Plan, Amended and Restated Effective October 25, 2005 (the “Amended Incentive Compensation Plan”). The Amended Incentive Compensation Plan revises the sections entitled “Administration and Participation,” “Target Awards” and “Performance Goals” to provide that not later than 90 days after the beginning of each year the Compensation Committee will designate participants in the plan and establish target award levels and performance goals. The Amended Incentive Compensation Plan is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
10.1	FTI Consulting, Inc. Incentive Compensation Plan, Amended and Restated Effective October 25, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: October 28, 2005	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	FTI Consulting, Inc. Incentive Compensation Plan, Amended and Restated Effective October 25, 2005